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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 1998

                           FPIC INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

Florida                                1-11983           59-3359111
(State or other jurisdiction o      (Commission File  (I.R.S. Employer
incorporation or organizatio          Number)               Identification No.)

          1000 Riverside Avenue, Suite 800, Jacksonville, Florida 32204 (Address of principal executive offices)

  Registrant's telephone number, including area code: (904) 354-5910








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Item 5.  Other Events

         On July 11, 1998, the Board of Directors of FPIC Insurance Group, Inc. (the "Company") authorized the repurchase by the Company of up to 500,000 shares of the Company's common stock over the next twelve months. Shares will be repurchased on the open market at the discretion of the Company's management.

         The Company's press release, which further describes the Company's repurchase program, is attached hereto as an exhibit and is incorporated by reference hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (a) Financial statements of business acquired: Not applicable.

 (b) Pro forma financial information: Not applicable.

 (c)  Exhibits:
     (99.) FPIC Insurance Group, Inc. Press Release dated July 13, 1998.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FPIC Insurance Group, Inc.

Date:             July 14, 1998               By: __/s/_Robert B. Finch____
                                              --- ---------------
                                              Robert B. Finch
                                              Senior Vice President,
                                              Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit Number

 (99.) FPIC Insurance Group, Inc.'s Press Release dated July 13, 1998.















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Exhibit 99

-------------------------------------------------------------------------------
PRN               FPIC INSURANCE GROUP, INC.  ANNOUNCES STOCK BUYBACK
-------------------------------------------------------------------------------
                  July 13, 1998  11:45

         JACKSONVILLE, Fla., July 13, 1998/PRNewswire/ -- FPIC Insurance Group, Inc., (Nasdaq: FPIC) ("FPIC") announced that its Board of Directors authorized the Company to repurchase up to 500,000 shares of its common stock on the open market. The share repurchase may commence immediately and continue for a period of twelve months. Shares will be repurchased on the open market at the discretion of management.

         "In spite of the success our stock has enjoyed since the public offering, we still consider FPIC an excellent long-term investment," said William R. Russell, President and Chief Executive Officer of FPIC. He also added: "This share repurchase is another example of our commitment to implement strategies that will enhance shareholder value."

         FPIC Insurance Group, Inc., through it subsidiary companies, is a leading provider of professional liability insurance for physicians, dentists, hospitals and other healthcare entities, primarily in Florida. In addition, it provides third-party administration services to entities outside the healthcare marketplace. Its insurance subsidiary, Florida Physicians Insurance Company, Inc. is rated A-(Excellent) by A.M. Best.

         Copies of the Company's Form 10-Q will be made available upon request after the report is filed with the Securities and Exchange Commission.










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